                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

     Each person whose signature appears below constitutes and appoints John P. Frazee, Jr., Ruth Williams and Julian B. Castelli, acting severally, as his attorney-in-fact and agent, to sign any registration statement on Form S-4 and any and all amendments (including post-effective amendments) to such registration statement in connection with the registration under the Securities and Exchange Act of 1933 of up to 616,830,757 shares of common stock, par value $.01 per share, of Paging Network, Inc. to be issued in connection with the offer to exchange such common stock for PageNet's outstanding debt securities, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting to said attorney-in-fact and agent full power and authority to perform any act in connection with any of the foregoing as fully as he might do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done. Each attorney-in-fact and agent is hereby granted full power of substitution and revocation with respect hereto.

                   SIGNATURE                                     TITLE                        DATE
                   ---------                                     -----                        ----
/s/ RICHARD C. ALBERDING                            Director                            December 23, 1999
------------------------------------------------
Richard C. Alberding

/s/ HERMANN BUERGER                                 Director                            December 30, 1999
------------------------------------------------
Hermann Buerger

/s/ JEFFREY M. CUNNINGHAM                           Director                            December 23, 1999
------------------------------------------------
Jeffrey M. Cunningham

/s/ GARY J. FERNANDES                               Director                            December 23, 1999
------------------------------------------------
Gary J. Fernandes

/s/ JOHN P. FRAZEE, JR.                             Chairman of the Board of            December 22, 1999
------------------------------------------------    Directors and Chief Executive
John P. Frazee, Jr.                                 Officer

/s/ JOHN S. LLEWELLYN                               Director                            December 23, 1999
------------------------------------------------
John S. Llewellyn

/s/ ROBERT J. MILLER                                Director                            December 23, 1999
------------------------------------------------
Robert J. Miller

/s/ LEE M. MITCHELL                                 Director                            December 23, 1999
------------------------------------------------
Lee M. Mitchell